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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 24, 2005
                                                   (FEBRUARY 17, 2005)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                             38-2626206
(STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                     1-14094
                            (COMMISSION FILE NUMBER)

26255 AMERICAN DRIVE
SOUTHFIELD, MICHIGAN                                            48034
(ADDRESS OF PRINCIPAL                                         (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On February 17, 2005, the Registrant issued a press release announcing the continuation of the personal stock sale plan of the Company's Chairman and Founder, established in accordance with SEC Rule 10b5-1, under which he will sell a portion of his holdings in a regular and orderly manner. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          a.       None.

          b.       None.

          c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                   99.1 Press Release, dated February 17, 2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2005          MEADOWBROOK INSURANCE GROUP, INC.
                                  (REGISTRANT)


                                  By:    /s/ Karen M. Spaun
                                  ----------------------------------------------
                                         Karen M. Spaun, Chief Financial Officer



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                                  EXHIBIT INDEX


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EXHIBIT NO.           DOCUMENT DESCRIPTION
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
   99.1               Press Release, dated February 17, 2005.
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